Q1 2019 Operations Report April 30, 2019 Exhibit 99.2

Defining the “New Devon” World-class U.S. oil company Unrivaled acreage position in top basins Multi-decade inventory to drive sustainable growth Resource depth allows for high-grading of portfolio (exiting Canada & Barnett positions) Focused on operational excellence Aggressively reducing costs Shifting to higher-margin production Positioned for mid-teens oil growth and free cash flow generation above $46 WTI Delivering value to shareholders Committed to return of capital Capital-efficient per-share growth 21 MBOED (76% OIL) STACK 123 MBOED (55% LIQUIDS) POWDER RIVER EAGLE FORD 50 MBOED (50% OIL) 107 MBOED (56% OIL) DELAWARE Production: 308 MBOED (Q1 2019) Revenue: 84% oil & liquids Oil growth rate: 17% in 2019 Multi-decade growth platform New Devon Overview

Efficiently Advancing the Business RAISING U.S. OIL GUIDANCE (Q1 2019 +8 MBOD vs. top-end of guidance range) WORLD-CLASS DELAWARE RESULTS (Cat Scratch Fever wells drive Q1 production 76% higher) PRIORITIZING CASH RETURNS FOR SHAREHOLDERS (Returned >$4 billion to shareholders over past year) COST SAVINGS TRENDING AHEAD OF PLAN (LOE, G&A & capital below guidance) PORTFOLIO HIGH-GRADING PROGRESSING (See page 11 for details)

"New Devon" Delivers Strong Q1 Outperformance

- "New Devon" oil production exceeds guidance
  - 8,000 barrels per day above top end of range
  - 24% increase in oil production vs. Q1 2018
- Delaware well productivity drives Q1 oil beat
  - Results headlined by CAT SCRATCH FEVER wells (pg. 14)
  - High-rate Wolfcamp wells at Rattlesnake (pg. 14)
- Per-unit operating costs continue to improve
  - Operating costs decline 12% vs. Q1 '18
  - G&A cost reductions ahead of plan (pg. 8)
- Capital discipline accelerates free cash flow growth
  - Capital spend 9% BELOW MIDPOINT guidance (pg. 5)
  - Q1 spending represents 24% of full-year budget
  - Generating free cash flow above $46 WTI (pg. 10)

Light-oil production exceeds guidance



New Devon (MBOD)
24% INCREASE
111
138
(Q1 Guide: 125-130)
Q1 2018
Q1 2019



U.S. OIL PRODUCTION
8,000
BARRELS PER DAY
ABOVE GUIDANCE

Improving cost structure expands margins



Per-unit cost ($/BOE)
Interest
G&A
LOE & GP&T
$16
$11
$6
$15.50
$13.63
12% DECLINE
YEAR OVER YEAR
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019

Q1 2019 Operations Report 4

Committed to Capital Discipline

Focused on top-tier oil development opportunities

New Devon 2019e E&P capital



DELAWARE
50%
STACK
20%
$1.8-$2.0
BILLION
E&P CAPITAL
EAGLE FORD
15%
POWDER
RIVER
15%

15% MORE WELLS FOR ~10% LESS CAPITAL (VS. 2018)

Capital efficiency showcased with Q1 results

New Devon upstream capital (Q1 2019 result: $457 million)

Q1 2019 CAPITAL SPENDING

▼ **9%** BELOW GUIDANCE

REPRESENTS 24% OF 2019 CAPITAL BUDGET

- 2019 outlook reflects $200 million of D&C efficiencies
- Structural improvements driving capital efficiency:
  - Wolfcamp cycle times and costs improving
  - STACK infill spacing design optimized
  - Dedicated frac crew to lower PRB costs
  - Facility cost savings up to 40% across U.S. by year-end
- Capital activity UNCHANGED with higher pricing

Q1 2019 Operations Report 5

Raising Our 2019 Growth Outlook HIGH-RATE WELLS DRIVE Q2 OIL BEAT ~17% OIL GROWTH 2018 vs 2019 midpoint Raising “New Devon” 2019 oil production outlook New Devon U.S oil production (MBOD) Repurchase program accelerates per-share growth Outstanding shares (MM) >25% SHARE COUNT 527 ~390(1) 521 491 459 434 (1) Assumes an incremental $1 billion of shares are repurchased at current share price. 417 +200 BASIS POINTS (VS ORIGINAL GUIDANCE) Raising “New Devon” oil production guidance Increasing midpoint to 17% growth vs. 2018 Guidance increased by ~200 basis points no change to capital spending outlook Oil growth to accelerate in second half of 2019 Driven by timing of wells in Delaware & Powder River Q2 oil production outlook: 134-141 MBOD Cost savings initiatives ahead of plan (pg. 7) Lowering full-year outlook for G&A expense (pg. 8) Per-unit LOE to decline by 5% to 10% by year-end Structural improvements with capital efficiency prioritizing cash returns to shareholders Repurchased $4 billion of shares to date Increased quarterly dividend by 13% in Q1 REDUCTION >25% (2019 exit rate vs. FY 2018)

Cost savings initiatives trending ahead of plan Estimated cost savings by area as of 4/30/19 ($MM) Optimizing New Devon’s Cost Structure Aggressively pursuing improved cost structure New Devon expected cost savings by area vs. 2018 results ($MM) $780 ANNUAL COST SAVINGS BY 2021 MILLION G&A $300 MM Interest $130 MM Per-Unit Recurring LOE $50 MM D&C Efficiencies $300 MM (2) (1) 65% BY YEAR-END 2019 50% BY YEAR-END 2019 (1) ~$100 MM associated with the exit of Canada and Barnett. (2) Assumes $3 billion of debt repayments with the exit of Canada and Barnett. (3) Run-rate saving achieved as of 4/30/19 (Run-rate as of 4/30/19) CURRENTLY ACHIEVED (Based on decisions made) UPCOMING 2019 SAVINGS (Expected during 2020 & 2021) FUTURE COST INITIATIVES Cost savings designed to be front-end weighted >70% of savings achieved by year-end 2019 G&A run-rate savings YTD: ~$110 million(3) (pg. 8) D&C efficiencies reflected in 2019 outlook (pg. 5) (1) (2)

G&A Cost Savings: Path to Completion

- Targeting >$200 million of G&A savings by year-end
  - Q1 results 8% BELOW MIDPOINT of guidance
  - G&A run-rate savings achieved YTD ~$110 million
  - Exit of Canada and Barnett to eliminate ~$100 million (Canada represents ~80% of total)
- Cost savings momentum driving an improved outlook
  - Q2 2019 G&A costs to decline >10% vs. Q1
  - REDUCING GUIDANCE by $30 million in 2019(1)
  - Driven by lower personnel-related expenses
- Additional cost synergies expected beyond 2019
  - Primarily due to non-workforce related costs
- PV10 of G&A savings plan: ~$2 billion (over next 10 years)

G&A cost savings: 3-year performance targets

Annualized G&A expense ($MM)



$650
$300 MM
TARGETED SAVINGS
~$350
2018
2019e
2020e
2021e
Target
(YE 2021)

Cost savings initiatives outperforming plan YTD

G&A expense ($MM)



23% DECLINE
$199
$153
(Q1 Guide: $155-$175)
Q1 2018
Q1 2019

G&A RUN-RATE SAVINGS ▼

$110 MM

ACHIEVED YTD

(1) 2019 guidance assumes Canada and Barnett G&A burden for the full year. Guidance will be revised once assets exit portfolio.

Q1 2019 Operations Report 8

New Devon: 3-Year Performance Targets CUMULATIVE FREE CASH FLOW OIL GROWTH COST SAVINGS DEBT TARGET CAPITAL PROGRAM RETURN ON CAPITAL TARGET: >15%(1) $2.3 At $60 WTI 12% – 17% CAGR (FY2018 – 2021) Light-Oil Production $780 MM By 2021 See page 7 for update 1.0x to 1.5x Debt to EBITDA ratio Funded See page 10 for update At $46 WTI Opportunistically repurchase shares Sustainably pay and grow dividend Improve financial strength and flexibility Free Cash Flow Priorities (See page 10 for FCF sensitivities) Internal rate of return on capital investment after burdening for G&A and corporate costs. Metric further detailed in proxy and driver of management compensation. Assumes cost savings detailed on page 7 are fully realized at the beginning of 2019. BILLION (2)

New Devon: Free Cash Flow Yield to Investors



3-YEAR CAPITAL PLAN
OIL CAGR: 12%-17%
BREAKEVEN: $46 WTI
(CALCULATION INCLUSIVE OF ALL CAPEX)
$1.6B(1)
Cumulative Free Cash Flow
$2.3B(1)
Cumulative Free Cash Flow
$3.0B(1)
Cumulative Free Cash Flow
Cumulative Free Cash Flow ($B)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
Free Cash Flow Yield (Annual Avg.)
10%
8%
6%
4%
2%
0%
2019 - 2021 ($55 WTI)
2019 - 2021 ($60 WTI)
2019 - 2021 ($65 WTI)
Cumulative Free Cash Flow
Free Cash Flow Yield (Annual Avg.)

Note: Free cash flow yield assumes market capitalization based on current share price multiplied by expected shares outstanding at year-end 2019 (~390 mm shares). Cumulative free cash flow represents the aggregate operating cash flow less total capital requirements before dividend. Assumes $3 HH price.

(1) Assumes cost savings are fully realized at the beginning of 2019.

Q1 2019 Operations Report

10

Divestiture Program Accelerates Value Creation Resource quality & depth allows for high-grading of portfolio Pursuing strategic alternatives for Barnett Shale and Canadian assets Outright sale or spin-off Data rooms: open Q2 2019 Expect to complete by year end Proceeds will be utilized for debt repayment Targeted debt-to-EBITDA ratio: 1.0x-1.5x Expect up to $3 billion of debt repayments Rockies CO2 asset sale expected in 2019 New Devon Assets Divestiture Assets POWDER RIVER STACK DELAWARE BASIN EAGLE FORD CANADA Production: 113 MBOED Data room: Open in Q2 Rockies CO2 Barnett Shale Production: 103 MBOED Data room: Open in Q2 Production: 3 MBOED Sales process: Ongoing

Q1 2019 - Key Modeling Stats

Q1 2019 - ASSET DETAIL	NEW DEVON	DELAWARE	STACK	POWDER RIVER	EAGLE FORD[3]	OTHER
NEW DEVON PRODUCTION						
Oil (MBbl/d)	**138**	60	32	15	25	6
NGL (MBbl/d)	**73**	23	35	2	12	1
Gas (MMcf/d)	**581**	146	333	18	83	1
Total (MBoe/d)	**308**	107	123	21	50	7
ASSET MARGIN (per Boe)						
Realized price	**$32.60**	$35.89[2]	$26.65	$41.69	$39.41	$42.03
Lease operating expenses	**($3.72)**	($4.58)	($1.87)	($8.00)	($2.81)	($15.89)
Gathering, processing & transportation	**($3.92)**	($2.23)	($5.18)	($1.70)	($5.84)	($0.01)
Production & property taxes	**($2.25)**	($2.72)	($1.33)	($4.97)	($2.23)	($3.30)
Cash margin	**$22.71**	$26.36	$18.27	$27.02	$28.53	$22.83
CAPITAL ACTIVITY						
Upstream capital ($MM)	**$457**	$240	$112	$48	$48	$9
Operated development rigs (avg.)	**21**	11	5	3	3	
Operated frac crews (avg.)	**6**	2	2	0	2	
Operated spuds	**78**	39	18	9	12	
Operated wells tied-in	**75**	25	29	3	18[4]	
Average lateral length	**8,000′**	8,500′	9,000′	10,000′	6,000′	
OTHER KEY STATS						
General & administrative expenses ($MM)	**$153[1]**					
Financing costs, net ($MM)	**$73**					
Share count (MM) (avg.)	**434**					

(1) Includes Canada and Barnett until assets are divested.
(2) Includes benefits of regional basis swaps and firm transport in the Delaware totaling $19 million.
(3) Includes partner activity.
(4) Includes all wells brought online during the quarter, of which 9 reached 30-day peak rates.

For additional modeling stats and updated guidance see our **Q1 earnings release tables**

Q1 2019 Operations Report 12

Delaware Basin – Capital-Efficient Growth Engine

- Net production increased 76% year over year
  - Q1 oil realizations: 97% of WTI (details on pg. 15)
  - Minimal exposure to West Texas Light crude
  - Swaps protect >90% of gas volumes ($1.46 off HH)
- CAT SCRATCH FEVER wells deliver top Q1 highlight
  - Five 2nd Bone Spring wells in Todd area (10k lateral)
  - Initial 24-hour IP: 10 MBOED per well (~80% oil)
- Infrastructure drives sustainable savings (pg. 15)
  - LOE rates decline 60% from peak
  - Incremental improvements expected in 2019
- No change to activity levels with higher pricing
  - Diversified activity across 5 core areas
  - 11 rigs supported by 2 dedicated frac crews
  - 125 spuds planned in 2019 (>100 new wells online)

Outstanding well productivity drives Q1 outperformance



Production (MBOED)
Gas
NGL
Oil
61
107
76% GROWTH
YEAR OVER YEAR
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019

Key Delaware Basin Highlights

- World-class wells in Todd and Rattlesnake areas (pg. 14)
- Well productivity & flow assurance (pg. 15)
- Inventory provides multi-decade growth platform (pg. 16)

Q1 2019 Operations Report 13

Delaware Basin – Prolific Wells Drive Q1 Results

- Developing 2nd Bone Spring sweet spot at Todd
- Cat Scratch Fever wells delivering prolific results
  - Phase one consists of 10 wells (flowing back)
  - Top 5 wells avg. IP24 hr: 10 MBOED(1) (facility constrained)
  - NEXT CATALYST: Phase two online by year-end (10 wells)
- Wolfcamp program ramping up (~40% of 2019 activity)
- Six key projects underway in Rattlesnake area
  - Fighting Okra wells online (IP30: ~3,200 BOED/well)
  - NEXT CATALYST: Flagler project (Phase one: 7 wells)
  - New facility design to lower costs (up to $250k/well)

ACCELERATING TODD DEVELOPMENT PROGRAM



Bone Spring Wells
Other Key Activity
Todd Area
Ko Lanta (2 Leonard wells)
Avg. IP30: 2,600 BOED/well
Tomb Raider (3 Wolfcamp wells)
Avg. IP30: 3,500 BOED/well
Cat Scratch Fever (Phase 1)
10 wells online
IP24 hr: 10 MBOED/well(1) (Top 5 wells)
Cat Scratch Fever (Phase 2)
10 wells (online by YE 2019)
Boundary Raider (2 wells)
Avg. IP24 hr: 12 MBOED/well
Eddy
Lea

RATTLESNAKE DEVELOPMENT AREA



Rattlesnake Area
Flagler (Phase 1)
Completing
Peak rates: 2H 2019
Jayhawk
Drilling
Developments Online
Upcoming Developments
Seawolf
12 Wolfcamp wells
Avg. IP30: 3,300 BOED/well
Fighting Okra
9 Wolfcamp wells
Avg. IP30: ~3,200 BOED/well
Arena Roja
2H 2019 Spud
Mean Green
2H 2019 Spud
Lea

(1) Peak 24-hour production rates achieved to understand well deliverability. Current production rates constrained due to facility capacity.

Q1 2019 Operations Report 14

Delaware Basin – Positioned for High-Return Growth

Well productivity reaching record highs

Average cumulative oil production per well (MBO)



300
250
200
150
100
50
0
2018 Boundary Raider wells
(targeting Bone Spring)
2018 Wolfcamp program
2018 average
(>90% improvement vs. 3-year avg.)
2015-2017 average
1 2 3 4 5 6 7 8 9
Months Online

FOCUS IN 2019
BONE SPRING & WOLFCAMP
(SEE PG. 14 FOR Q1 2019 RESULTS)

Positioned for flow assurance & premium pricing

FLOW ASSURANCE & PRICING

- Firm oil transport: ~20 MBOD
- Firm oil sales: 100 MBOD in basin
- Swaps protect >90% of gas volumes
- Gas sold under LT contracts to West Coast

STRONG OIL PRICE REALIZATIONS



BASIS SWAPS
(~25 MBOD)
FIELD-LEVEL PRICING
FIRM OIL SALES
Q1 RESULTS
97%
OF WTI
GULF COAST
FIRM TRANSPORT
(~20 MBOD)

Operating scale drives per-unit costs lower

Delaware Basin LOE & GP&T expense ($/BOE)



$17.20
$9.54
$9.03
$7.64
$6.81
60%
IMPROVEMENT
2015 Peak
2016
2017
2018
Q1 2019

Q1 2019 Operations Report
15

Delaware Basin – A Multi-Decade Growth Platform

High-return inventory at $50 WTI

Gross operated inventory locations generating IRR >20%[1]



16-YEAR INVENTORY
(AT CURRENT ACTIVITY PACE)
Weighted Avg. IRR: >50%
2,000 locations
(Avg. lateral length: 7,500')
Leonard
Bone Spring
Wolfcamp
125 wells drilled
(Avg. lateral length: 8,000')
2019 Program
High Return Inventory

(1) IRR on E&P capital investment (includes drilling, completion and well-site facilities and flow back).

Massive stacked-pay resource opportunity

Potential landing zones by core operating region



Potato Basin
Todd
Cotton Draw
Rattlesnake
Thistle
~5,000 feet of pay
Delaware
Leonard
Bone Spring
Wolfcamp

Q1 2019 Operations Report 16

STACK – Optimizing Infill-Development Results

- Q1 production averaged 123 MBOED (55% liquids)
  - Volumes YTD trending ahead of budget
  - Weather impact: ~3 MBOED in the first-quarter
- Lighter-spaced projects delivering improved results
  - Well productivity tracking at or above type curve
  - Expect 15% lower D&C costs per well vs. 2018

Lighter-spaced projects delivering optimized results

Average cumulative production per well (MBOE)



150
100
50
0
Type Well
Northwoods
Pony Express(1)
Scott(1)
30 days
60 days
90 days
120 days

Type Curve (10K LATERAL)	
30-DAY IP (BOED)	1,300 – 1,600
EUR (MBOE)	1,200 – 1,400
D&C COST	~$7.5 MM

STACK DEVELOPMENT ACTIVITY



Upcoming Developments
Key Q1 2019 Results
Kingfisher
2019 Focus Area
Pony Express
(4 wells/DSU)
Avg. IP30: 1,600 BOED(1)
Scott
(5 wells/DSU)
Avg. IP30: 2,500 BOED(1)
Northwoods
(5 wells/DSU)
Avg. IP30: 1,500 BOED
TARGETED SPACING
4-6 wells PER DSU
Kraken
(7 wells/DSU)
Currently flowing back
Blaine
Canadian

(1) Normalized for 10,000' laterals

- NEXT STEPS: Transition all activity to 4-6 wells per unit
  - Drilling focused in best part of play (volatile oil window)
  - Activity primarily targeting Upper Meramec interval
- Prioritizing free cash flow over volume growth
  - Expect stable production profile in 2019
  - Significant inventory remaining (850 high-return locations)

Q1 2019 Operations Report 17

Powder River Basin – Oil Growth Set to Accelerate

- Net production increased 15% vs. Q4 2018
  - Activity increasing: 4 rigs & dedicated frac crew
  - Expect >50% oil exit rate growth (Q4' 19 vs. Q4' 18)
  - Oil volume growth to accelerate in 2H 2019
- High-return growth to benefit from improving margins
  - Light-oil volumes >75% of production mix
  - Operating scale to drive LOE ~20% lower by year-end
- Structural improvements to drive capital efficiency
  - 2019 program focused on Turner development drilling
  - Expect savings of >$1 million per well (see chart)
- Niobrara possesses scalable growth potential
  - 200,000 net acres of stacked pay in oil fairway
  - Initial 3 operated wells successful (avg. IP30 >1,000 BOD)
  - NEXT CATALYST: Initial spacing test spud in Q1

POWDER RIVER BASIN ACTIVITY


Super Mario Area
Converse
SDU Tillard 1XPH (Parkman)
Avg. 30-Day IP: 1,800 BOED
(~95% oil) (12,500' lateral)
Madsen FED 36-1 (Turner)
Avg. 30-Day IP: 1,300 BOED
(~80% oil) (9,600' lateral)
Upcoming Activity
(Turner focused)
Initial Niobrara spacing test
Q1 2019 Spud

Operating scale driving D&C costs lower

Turner formation drilling and completion costs ($MM)


$8.0
$6.5
>$1 MILLION
EXPECTED SAVINGS
2018
Unbundling Supply Chain
Drilling
Completions
2019 Target

Q1 2019 Operations Report
18

Eagle Ford – Expanding Resource Opportunity

- Q1 production averaged 50 MBOED (~50% oil)
  - 9 wells achieved IP30s in Q1 (avg. 3,100 BOED)
- Activity increased to 3 drilling rigs in January
  - 70 spuds planned in 2019 (~50 new wells online)
  - Program supported by dedicated frac crew
  - Production to average ~50 MBOED in 2019
- Horizontal oil refrac program creating value
  - Initial results achieve 12x increase in well productivity
  - Current-year program to appraise 20 locations
  - 200 refrac candidates identified (>700 potential)
- 10-year drilling inventory at 2019 activity levels
  - 700 "high-return" undrilled locations identified[1]
  - NEXT CATALYST: Appraisal activity underway (see map)

(1) High-return inventory represents locations generating >20% IRR. Returns based on all-in E&P capital investment, which includes drilling, completion and well-site facilities and flow back.

EAGLE FORD ACTIVITY


FREE CASH FLOW ($MM)
$543
LAST 12 MONTHS
Initial Eagle Ford Refracs
Avg. 30-Day Uplift: 1,300 BOED/Well
Initial Austin Chalk Well
Flowing Back
Eagle Ford Redevelopment Well
Flowing Back
Q1 2019 Results
9 Lower Eagle Ford Wells
Avg. 30-Day IP: 3,100 BOED/Well
Dewitt
2019 Refrac Activity

10-year drilling inventory


~700
High-Return
Locations
(With Upside)
Eagle Ford locations
Austin Chalk locations
Upside potential

Substantial free cash flow

(in $MM)	Last 12 months
Revenue	$930
Production Expenses	$215
Cash Margin	$715
Capital Expenditures	$172
Free Cash Flow	$543

Q1 2019 Operations Report 19

Investor Contacts & Notices Investor Relations Contacts Scott CoodyChris Carr VP, Investor RelationsManager, Investor Relations 405-552-4735405-228-2496 Email: investor.relations@dvn.com Forward-Looking Statements This presentation includes “forward-looking statements” as defined by the Securities and Exchange Commission (the “SEC”). Such statements include those concerning strategic plans, our expectations and objectives for future operations, as well as other future events or conditions, and are often identified by use of the words and phrases “expects,” “believes,” “will,” “would,” “could,” “continue,” “may,” “aims,” “likely to be,” “intends,” “forecasts,” “projections,” “estimates,” “plans,” “expectations,” “targets,” “opportunities,” “potential,” “anticipates,” “outlook” and other similar terminology. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Devon expects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Consequently, actual future results could differ materially from our expectations due to a number of factors, including, but not limited to: the volatility of oil, gas and NGL prices; uncertainties inherent in estimating oil, gas and NGL Investor Notices reserves; the extent to which we are successful in acquiring and discovering additional reserves; the uncertainties, costs and risks involved in oil and gas operations; regulatory restrictions, compliance costs and other risks relating to governmental regulation, including with respect to environmental matters; risks related to regulatory, social and market efforts to address climate change; risks related to our hedging activities; counterparty credit risks; risks relating to our indebtedness; cyberattack risks; our limited control over third parties who operate some of our oil and gas properties; midstream capacity constraints and potential interruptions in production; the extent to which insurance covers any losses we may experience; competition for assets, materials, people and capital; our ability to successfully complete mergers, acquisitions and divestitures; and any of the other risks and uncertainties discussed in our Form 10-K and other filings with the SEC. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The forward-looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Devon on its website or otherwise. Devon does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise. Use of Non-GAAP Information This presentation may include non-GAAP financial measures. Such non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. For additional disclosure regarding such non-GAAP measures, including reconciliations to their most directly comparable GAAP measure, please refer to Devon’s first-quarter 2019 earnings release at www.devonenergy.com and Form 10-Q filed with the SEC. Cautionary Note to Investors The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. This presentation may contain certain terms, such as high-return inventory, potential locations, risked and unrisked locations, estimated ultimate recovery (EUR), exploration target size and other similar terms. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. The SEC guidelines strictly prohibit us from including these estimates in filings with the SEC. Investors are urged to consider closely the disclosure in our Form 10-K, available at www.devonenergy.com. You can also obtain this form from the SEC by calling 1-800-SEC-0330 or from the SEC’s website at www.sec.gov.